Exhibit 10.20

Commodity House Sales Contract

Formulated by:
Ministry of Construction of the People’s Republic of China
State Administration for Industry & Commerce of the People’s Republic of China

Manufactured by the Administration of Industry & Commerce of Guizhou Province

Notes on Commodity House Sales Contract

1.

The text of this Contract can be used as the sample or the formal text of the contract to be signed. Before the contract is signed, the vendee shall carefully read the whole terms and conditions of the contract. When the terms and conditions of the contract have the discrepancies with the meaning of the terminology, please consult the local administration of industry and commerce and the competent authority of real estates development.

2.	The marketable houses referred in this Contract means the houses developed by the real estate development enterprise for sales.

3.

In order to embody the principle of unconstraint between the parties hereto, the blanks following the relevant clauses are left for the terms agreed by the parties hereto or supplements. The parties hereto can revise, supplement or delete the text of the contract. After the contract is executed, the printed clauses not revised shall be deemed as the terms and conditions agreed by the parties hereto.

4.	For the items contained herein that need to be selected or filled in, the items filled in by hand shall prevail.

5.

For the contents that shall be selected among boxes of [    ], filled in the blank and other contents that need to be deleted or supplemented, they shall be determined by parties hereto through negotiation. For the contents that shall be selected among [     ], they shall be selected by marking the symbol of "√ "in the [    ]. For the contents not applicable in the contract or no other terms and conditions agreed by the parties hereto, the relevant contents or the blank shall be marked with the symbol of "X" to indicate that the contents are deleted.

6.	Before the contract is signed, the Vendor shall show the vendee the relevant certificates and evidentiary documents that shall be supplied by the vendor.

7.	The terms and contract of the contract shall be construed by the Ministry of Construction and State Administration for Industry and Commerce.

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Commodity House Sales Contract
(Contract No. HC—JYS—2006-010)

The parties to the Contract:

The Vendor: Guiyang New Century Real Estate Development Co., Ltd

Registered Address: No.58, Xinhua Road, Nanming District, Guiyang City, Guizhou Province

Registered Number of Business License: 5201022200340

Number of Certificate of Qualification of Enterprise: ____________________________________

Legal Representative: Deng Yongxin                         Tel: _________________________________

Zip Code: ____________________________________

Authorized Agent:_______________________ Address: ____________________________________

Postal Code: ____________________________________Tel: ________________________________

Authorized Agency: ____________________________________

Registered Address: ____________________________________

Registered Number of Business License: __________________________________

Legal Representative:                                           Tel: ___________________________

Postal Code: ____________________________________

Vendee: Qianxinan Silvan Flooring Company, Limited

[Natural Person] [ √ Legal Representative] Name: Bai Yulu              Nationality: China

[Identity Card No.] [Permit No.] [Registered Number of Business License] [   ]: 76608081-7

Address: Hexing Village, Dingxiao Development Zone, Qian Xi Nan Yi and Maio Ethnic Group
Autonomous Region, Guizhou Province

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Postal Code: ____________________________________________  Tel: 0851-5520951

[Authorized Agent] [          ] Name:______________________  Nationality: ______________________

Address: _________________________________________________________________________

Postal Code: ______________________ Tel: _____________________________________________

Pursuant to the Contract Law of the People’s Republic of China, the Law of the People’s Republic of China for Administration of Urban Real Estates and other relevant laws and regulations, the Vendor and Vendee, on the basis of equality, unconstraint and negotiated consensus, have entered into and concluded this Contract. The terms and conditions of the Contract are as follows:

Article 1 Basis for Project Construction

The Vendor obtained the land-use right of the land block numbered Building Land Zi. [2001]No.57 and located at No.58, Xinhua Road, Nanming District, Guiyang City through land assignment. The number of the [Contract on Land-Use Right Assignment] [License for Using the Land] [Document Approving Assignment of Land-Use Right] is Building Pre-Registration [2001] No.169.

The area of the land is 22069m2, the land is used for commerce, residence and office purposes, the term of the land commences from April 30, 2001 and ends on April 30, 2041.

Upon the approval by the Vendor, the commodity house will be built on the above land, the tentative name of the Project is “Jun Yue Hua Ting”. The construction project planning permit number is 2006—064, the construction permit number: 520101200509050101.

Article Two The Basis for Sales of Commodity House Purchased by the Vendee

The House purchased by the Vendee is [Completed House] [Pre-Sold House]. the commodity house presale is approved by Real Estate Administration of Guiyang City, the commodity house presale permit No.: 2006053

Article 3 Basic Information of the Commodity House Purchased by the Vendee

The commodity house purchased by the Vendee is the Unit 1-3 of Building A prescribed in Article One of the Contract (Hereinafter referred to the House for short, the ichnography of the House can be referred to the Schedule 1 of the Contract, the number of the House is subject to the number indicated in the Schedule 1).

The purpose of the House is for commercial use, the House is framework and shear-wall structure, the floor is 4.5m in height. The building has 38 floors above the ground and two floors underground.

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The balcony of the House is [Closed] or [Non-Closed]

The gross area of the House [agreed in the contract] [registered in the property right certificate] is 1240.9 square meters, of which the building area inside the House is ______square metes, the public and shared area is _____square meters (the composition of the public and shared area can be referred to the Schedule 2).

____________________________________________________________________________

____________________________________________________________________________

Article 4 Method of Valuating and Price

The Vendor and Vendee agree that the price of the House shall be calculated by the following first method:

1. The House is valuated in accordance with the building area, the unit price for one square meter of the House is RMB 13500.00, the total price for the House is RMB sixteen million and seven hundred fifty two thousand one hundred and fifty yuan only.

2. The House is valuated in accordance with the building area inside the House, the unit price for one square meter of the House is RMB_______, the total price for the House is RMB _______.

3.	The House is valuated in accordance with the suite, the total price for the House is RMB__________. .

4.	____________________________________________________________________________

____________________________________________________________________________

Article 5 Area Confirmation and Treatment to the Discrepancies in Area

According to the above selected mode of valuating the price, this Article defines the [building area] [building area inside the House] (Area is called in this Article for short) as the basis for dealing with the discrepancies.

When the price is calculated according to the suite, this Article is not applicable.

When the area specified in the contract has discrepancies with the area registered in property right, the latter shall prevail.

After the House is delivered, if the area specified in the contract has discrepancies with the area registered in property right, the two parties agree to deal with the issue by the following first mode:

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1.	The two parties agree to address the discrepancy in accordance with the following provisions:

	(1)	Subject to the area registered in the property rights ownership certificate, calculate the price of the House in accordance with the unit price prescribed in Clause 1 of Article 4 of the Contract; .

	(2)	Compare the real price paid for the House and the total price of the House prescribed in Clause 1 under Article 4 of the Contract, make up the short payment and refund the overpayment.

	(3)	The price of the House that shall be paid or refunded shall be settled within 30 days from the date when the property rights certificate is issued.

	(4)	____________________________________________________________________________

2.	The two parties agree to deal with the issue in accordance with the following principles:

	(1)	The absolute value of area error is within 3% (3% included), it shall be settled at the price of the House.

	(2)	When such area error exceeds 3%, the Vendee has the right to return the House.

If the Vendee returns the House, the Vendor shall return the paid the fund for the House within 30 days after the Vendee makes the demand for returning the House and pay the interests accrued at the rate of ______________________. .

If the Vendee does not return the House and area error is within 3% (3% included), that part of the price for the House shall be assumed by the Vendee. If the area error is more than 3%, the part of the price exceeding 3% shall be assumed by the Vendor, the property right shall be owned by the Vendee. When the area registered in the certificate of property right is less than the area registered in the contract, the part of the price for the House within 3% of the absolute value of area error shall be refunded to the Vendee; when the absolute value of area error exceed 3%, the part of the price for the House exceeding 30% shall be paid to the Vendee at a double rate.

Ratio of Area Error = Area registered in property right – Area Specified in Contract     ×100%
                                     ----------------------------------------------------------------------------------
                                                                  Area Specified in Contract

When the area error is caused by change of design, the supplementary agreement shall be signed if the two parties do not dismiss the contract.

Article 6 Payment Terms and Deadline

The Vendee agrees to pay the price of the House in accordance with the following third means:

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(1) Make payment in a lump
.
(2) Make Payment in Instalments

(3). Other Means

The Vendee shall, prior to August 25, 2006, pay the amount of RMB ten million only, the remaining amount of RMB six million and seven hundred and fifty two thousand one hundred and fifty yuan shall paid prior to the delivery of the House.

Article 7 The Liabilities of the Vendee for Overdue Payment of the Price of the House

If the Vendee fails to pay the price for the House as scheduled in the contract, it shall be dealt with by the following first means:

1. During the overdue period, it shall be dealt with separately (No accumulation is made):

(1)

When the overdue payment is within 30 days, the Vendee shall pay 0.01% of the overdue payable as penalty a day from the second date of the date scheduled for payment to the date of paying the full amount of the price for the House, the Contract shall continue to be executed.

(2)

When the overdue payment exceeds 30 days, the Vendor has the right to cancel the contract. the Vendee shall pay the penalty to the Vendor at the rate of 1% of total payable if he cancels the Contract. If the Vendee is willing to continue to fulfil the contract, upon the consent by the Vendor, the contract continue to be executed. The Vendee shall pay the penalty to the Vendor at a rate 0.015% of the overdue payment a day from the second date of the scheduled date for such payment to the date when the price for the House is fully paid (the rate shall not be less than that in Item 1).

The overdue payable in this Article refers to the balance between matured payable prescribed in Article 6 of the Contract and the paid-up fund. When the instalment payment is applied, the balance shall be determined according to the instalment payable and the paid-up fund.

2. ___________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

Article 8 Deadline for Delivery

The Vendor shall, prior to May 30, 2008 and in accordance with the provisions of the state and local people’s government, deliver the commodity house satisfying the following first condition and complying with the provisions of the Contract to the Vendee:

1.	The commodity house passes the final acceptance check

2.	The commodity house passes the overall acceptance check

3.	The commodity house passes the overall acceptance check in phases

4.	The document approving the commercial delivery of the House is issued

5.	______________________________________ .

In the case of the following special circumstances, unless otherwise agreed by the parties hereto through consultation to cancel or change the Contract, the Vendor can postpone the payment accordingly based on the real conditions:

1. The Vendor meets with the Force Majeure and advise the Vendee the Force Majeure within 15 days after the occurrence of the same;

2. ______________________________________________

3. ______________________________________________

Article 9 The Liability of the Vendor for Overdue Delivery

Except for the special circumstance specified in Article 8, if the Vendor fails to deliver the House to the
Vendee on the deadline defined in the contract, it shall be dealt with in the following 1st means:

1.	Deal with separately according the overdue period (No accumulation is made)

(1) When the overdue delivery is within 60 days, the Vendor shall pay 0.01% of the paid price for the House as penalty a day from the next date after deadline defined in Article 8 for paying the price for the House to the date when the House is delivered, the Contract continues to be executed;

(2) When the overdue delivery exceeds 60 days, the Vendee has the right to cancel the Contract; the Vendor shall refund the paid price for the House within 30 days from the date of receiving the notice of cancelling the contract and pay the penalty to the Vendee at the rate of 1% of the price paid for the House. If the Vendee is willing to continue to perform the contract, the Vendor shall pay the penalty to the Vendee at a rate 0.015% of the paid price for the House from the second date of the deadline for the delivery of House to the date when the House is delivered (the rate shall not be less than that in Item 1).

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2.                  ___________________________________________________________________________________________________________

____________________________________________________________________________________________________________________

Article 10 Agreement on Change in Planning and Design

When the changes approved by the planning authority in the planning and design affect the quality, quantity or the function of the House purchased by the Vendee, the Vendor shall advise in writing the Vendee within 10 days from the date of approval.

(1)	the structure, house type, dimensional size and orientation;

(2)	______________________________________________

(3)	______________________________________________

(4)	______________________________________________

(5)	______________________________________________

(6)	______________________________________________

(7)	______________________________________________

The Vendee has the right to reply whether to return the House within 15 days from the receipt of the notice in writing. If not so, it shall be deemed as accepting such changes. If the Vendor does not advise the Vendor within the prescribed time, the Vendee has the right to return the House.

If the Vendee wants to return the House, the Vendor shall refund the price paid for the House to the Vendee within 30 days from the date when the Vendee demand the return of the House and pay the interests at the interest rate of the bank deposit. If not so, the Vendee shall sign the supplementary agreement with the Vendor.

 ______________________________________________

 ______________________________________________

Article 11 Handover

When the commodity house satisfy the required condition for delivery, the Vendor shall advise in writing the Vendee to handle the procedures for handover. When the two parties hand over the House, the Vendor shall show the certificates specified in Article 8 of the Contract and sign the handover note of the House. If the House is for residential purpose, the Vendor shall provide the Letter of Quality for Residential Houses and Instruction for Using Residential House. If the Vendor does not show these documents or these documents are not complete, the Vendee has the right to reject the handover of the House. The liabilities for delaying the delivery of the House shall be born by the Vendor.

If the House fails to be delivered on the part of the Vendee, it shall be dealt with by the following means:

The Vendee bears the whole liabilities.

Article 12 The Vendor guarantees that the commodity house for sales are not involved in the dispute over the property right, the creditors’ right and liabilities. Should the property right of the House cannot be registered or the dispute arise over the creditor’s right and liabilities due to the reasons attributable to the Vendor, the Vender shall bear the whole liabilities.

Article 13 The Liabilities of the Vendor for Breaching the Commitments to the Decoration and

Equipment Standards

The decoration and equipment standards of the marketable house delivered by the Vendor shall comply with the standards agreed by the parties hereto (Annex 3). If not so, the Vendee has the right to deal with the issue in accordance with the following first means:

1.	The Vendor compensates the price difference of the decoration and equipments at a double rate.

2.	_______________________________________________

3.	_______________________________________________ .

Article 14 The Commitments of the Vendor on the Normal Operation of Infrastructure, Public Supporting Utilities and Buildings

The Vendor pledges that the following infrastructure and public supporting utilities directly related to the normal use of the House satisfy the condition for utilization on the following date:

1.	_______________________________________________

2.	_______________________________________________

3.	_______________________________________________

4.	_______________________________________________

5.	_______________________________________________

If the infrastructure and supporting services fail to reach the usable condition, the two parties agree to deal with in accordance with the following means:

1.	_______________________________________________

2.	_______________________________________________

3.	_______________________________________________

Article 15 Agreement on Property Rights Registration

The Vendor shall, within 180 days after the delivery of the House, file the materials provided by the Vendor with the property rights registration authority for house ownership registration. If the Vendee fails to obtain the certificate of house ownership on the part of the Vendor, the two parties agree to deal with it according to the following Item 2:

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1.  If the Vendee returns the House, the Vendor shall refund the price paid for the House to the Vendee within  _______days after the Vendee forwards the demand for returning the House and shall compensate the loss to the Vendee at the rate of ________of the paid price for the House.

2. If the Vendee does not return the House, the Vendor shall pay the penalty to the Vendee at the rate of 1% of the paid price for the House.

3. ___________________________________________________________________________________________

Article 16 Warranty Responsibility

If the commodity house purchased by the Vendee is the commodity residential house, Warranty for Quality of Residential House shall be the schedule of the Contract.
The Vendor bears the corresponding warranty responsibility in accordance with Warranty for Quality of Residential House from the date when the commodity house is delivered and used.

If the commodity house purchased by the Vendee is non-commodity residential house, the two parties shall defines the scope, term and responsibility of warranty in the form of schedule.
In case the quality problem occurs during the quality warranty period within the warranty scope, the Vendor shall perform the obligation of warranty.

The Vendor bears no liabilities to the damage caused by the Force Majeure or due to the reasons not attributable to the Vendor, but it can assist the repair and the cost for such repair shall be assumed by the Vendee.

The specific warranty responsibility, scope and time shall be executed in accordance with the provisions of relevant state authorities.

Article 17 The two parties agree on the following matters:

1. The right of using the roof of the House is located: executed in accordance with the relevant laws and regulations.

2. The right of using the outside wall surface of the House where the House is located: executed in accordance with the relevant laws and regulations.

3.	The right of naming the building where the House is located: owned by the Vendor.

4.	The right of naming the residential community where the House is located: owned by the Vendor.

5.	____________________________________________

6.	____________________________________________

Article 18 The House of the Vendee is used only for commercial purpose. During the period of using the House, the Vendee shall not change the main structure, bearing structure and purpose. Unless otherwise specified by the contract and the Schedules, the Vendee has the right to use the public sections and utilities related to the commodity house, and shall bear the obligation in accordance with occupied land, public sections and shared apportion area of the House.

The Vendor shall not change the purpose of the public section and facilities of the building where the House is located.

__________________________________________________________________________________

___________________________________________________________.
.

Article 19 Any dispute arising from the execution of this Contract shall be settled by the parties concerned through negotiation. In case no settlement can be reached, the dispute shall be settled in following 2nd means:

1.	Submit the dispute to __________Arbitration Commission for arbitration award.

2.	Litigate to the court of justice for verdict

Article 20 The matters not covered in this Article shall be settled by signing the supplementary agreement between the two parties (Schedule 4) .

Article 21 The Schedules of the Contract bear the same legal force as the contract does. The texts filled in the blank parts have the same legal force with the printed text.

Article 22 This contract, together with its Schedules, has 19 pages in total and is composed in three copies of one original, all bear the same legal force, the copies of the original of the
Contract are held as follows:

The Vendor holds 2 copies of the original, the Vendee holds one copy of the original, __________
.

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Article 23. The Contract takes effect from the date when it is executed by the two parties.

Article 24 If commodity house is approved for presale, the Vendor shall, within 30 days from the effective date of the Contract, apply to Real Estate Administration of Guiyang City for registration and filing.

Vendor: Guiyang New Century Real Estate Development Co., Ltd (Seal)	Vendee: Qianxinan Silvan Flooring Company Limited

Legal Representative:	Legal Representative:
Authorized Agent:	Authorized Agent:
(Signature and Seal)	(Signature and Seal)
Date: August 25, 2006	Date: August 25, 2006
Venue:	Venue:

Schedule 2 Notes on Public Sections and Apportion Areas of the House

According the “Rules for Calculating Sold Area of Commodity House and Apportion Area”,

(1)

The elevator shaft, stair case, garbage chute, substation room, equipment house, lobbies and corridor, duty room and other functional utilities are the public houses for the service of the building and apportion area of the building;

(2)	The separating wall between unit 2 of the Suite 1 and the public building and outside walls (including the wall) is the half of horizontally-projected area.

Schedule 3: Standard for Decoration and Equipments

1.	Outside Walls: covered with tiles and paints

2.	Internal walls: Mixed mortar clear

3.	Ceiling: Mixed mortar clear

4.	Floor: Leveled and broom-finish

5.	Doors and windows: Aluminum windows, the entrance door is theft-proof door, no inside door is installed.

6.	Kitchen: the floor is waterproof, the wall surface is covered with cement and mortar clear, one water nozzle for water test.

7.	Toilet: the floor is waterproof, the walls surface is covered with cement and mortar clear, one water nozzle for water test.

8.	Balcony: the floor is covered with cement, mortar and broom-finish

9.	Elevator: Shanghai Mitsubishi Elevator

10.	Others: one ammeter for one household, the water meter is installed inside the household, direct broadband access to the Internet and telephone line (the fee for them shall be born by the user).

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Schedule 4: Supplementary Provisions for the Contract